                                [LEXINGTON LOGO]

    PROSPECTUS MAY 3, 1999

     THE LEXINGTON FUNDS(R)

DOMESTIC EQUITY FUNDS      INTERNATIONAL AND GLOBAL      FIXED-INCOME FUNDS AND      PRECIOUS METALS FUNDS
                           FUNDS                         MONEY MARKET FUNDS

LEXINGTON GROWTH AND       LEXINGTON GLOBAL              LEXINGTON GNMA              LEXINGTON GOLDFUND,
  INCOME FUND, INC.        CORPORATE LEADERS             INCOME FUND, INC.             INC.
                           FUND, INC.

LEXINGTON SMALLCAP         LEXINGTON INTERNATIONAL       LEXINGTON GLOBAL   INCOME   LEXINGTON SILVER   FUND,
  FUND, INC.                 FUND, INC.                  FUND                        INC.

                           LEXINGTON WORLDWIDE           LEXINGTON MONEY   MARKET
                             EMERGING MARKETS            TRUST
                           FUND, INC.

                           LEXINGTON SMALL CAP ASIA
                           GROWTH FUND, INC.

                           LEXINGTON TROIKA DIALOG
                             RUSSIA FUND, INC.

The Securities and Exchange Commission has not approved nor disapproved the shares of any of the Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

        TABLE OF CONTENTS

                        Domestic Equity Funds
                          Lexington Growth and Income Fund, Inc. ...................    4
                          Lexington SmallCap Fund, Inc. ............................    6
                        International and Global Funds
                          Lexington Global Corporate Leaders Fund, Inc. ............    8
                          Lexington International Fund, Inc. .......................   10
                          Lexington Worldwide Emerging Markets Fund, Inc. ..........   12
                          Lexington Small Cap Asia Growth Fund, Inc. ...............   14
                          Lexington Troika Dialog Russia Fund, Inc. ................   16
                        Fixed Income Funds and Money Market Funds
                          Lexington GNMA Income Fund, Inc. .........................   18
                          Lexington Global Income Fund..............................   20
                          Lexington Money Market Trust..............................   22
                        Precious Metals Funds
                          Lexington Goldfund, Inc. .................................   24
                          Lexington Silver Fund, Inc. ..............................   26
                        Risks of Investing
                          Risks of Investing in Mutual Funds........................   28
                          Risks of Investing in Securities of Small Companies.......   28
                          Risks of Investing in Foreign Securities..................   28
                          Risks of Investing in Lower Quality Debt Securities.......   29
                          Risks of Investing in Securities of Russian Companies.....   29
                          Non-diversified Portfolio.................................   29
                          Precious Metals...........................................   30
                          Temporary Defensive Position..............................   30
                        Management of the Funds.....................................   31
                        Shareholder Information
                          Investment Options........................................   37
                          What You Need to Know About Your Lexington Account........   38
                          Becoming a Lexington Shareholder..........................   38
                          Buying Additional Shares..................................   38
                          Exchanging Shares.........................................   39
                          Minimum Account Balance...................................   39
                          Redeeming Your Shares.....................................   40
                          Redeeming by Written Instruction..........................   40
                          Redeeming by Telephone....................................   40
                          Redeeming by Check........................................   41
                          Systematic Withdrawal Plan................................   41
                          How Fund Shares are Priced................................   41
                          Dividends and Capital Gain Distributions..................   42
                          Taxes.....................................................   42
                        Distribution of Fund's Shares...............................   44
                        Financial Highlights........................................   45

              LEXINGTON GROWTH AND INCOME FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT     - The Lexington Growth and Income Fund's principal investment
    OBJECTIVE       objective is long-term capital appreciation. Income is a
                    secondary objective.

    INVESTMENT     The Lexington Growth and Income Fund, Inc. ("the Fund") will
      STRATEGY     invest at least 65% of its total assets in common stocks of
                   U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The
                   Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

                   The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.


      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

  DOMESTIC EQUITY FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
1989                                                                            27.56%
1990                                                                           -10.27%
1991                                                                            24.87%
1992                                                                            12.36%
1993                                                                            13.22%
1994                                                                            -3.11%
1995                                                                            22.57%
1996                                                                            26.46%
1997                                                                            30.36%
1998                                                                            21.42%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Growth &
                                                            Income Fund     21.42(%) 18.90(%) 15.76(%)
                                                            S&P 500         28.72(%) 24.09(%) 19.22(%)
                                                            ----------------------------------------
                                                                            1 Year   5 Year       10
                                                                                                Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 21.95% for the fourth quarter in 1998 and the fund's lowest quarterly return was -14.87% for the third quarter in 1990.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  0.63%
  Rule 12b-1 Fees                                                  0.25%
  Other Fees                                                       0.28%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      1.16%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$118.23   $368.48   $638.31   $1,408.96

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SMALLCAP FUND, INC.

   RISK/RETURN SUMMARY

  INVESTMENT       -  The Lexington SmallCap Fund's principal investment
   OBJECTIVE          objective is long-term capital appreciation. The Lexington
                      SmallCap Fund will seek to obtain its objective through investment in equity securities and equivalents primarily of domestic companies having market capitalizations of less than $1 billion.




  INVESTMENT       The Lexington SmallCap Fund, Inc. (the "Fund") will invest at
    STRATEGY       least 90% of its assets in domestic companies having market capitalizations between $20 million and $1 billion at the time of investment. The Fund may invest the remaining 10% of its assets in a similar manner, or in securities of companies with market capitalizations below $20 million, above $1 billion, foreign companies with dollar denominated shares traded in the United States, American Depository Shares or
                   Receipts, real estate investment trusts and cash. The Fund will invest primarily in listed securities or those traded over-the-counter.

                   In selecting investments for the Fund, Lexington Management Corporation ("the Manager") and the sub-adviser have established a universe of small capitalization stocks that are screened using the sub-adviser's proprietary stock selectivity model. The quality of each company including its risk/reward prospects are reviewed and analyzed. This approach takes into account both value and growth stocks. Once the stocks are evaluated and ranked by expected future relative price performance, the Manager and sub-adviser build the portfolio, taking into account both sector and diversification considerations.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. Also, the Fund's focus on small cap stocks may expose investors to additional risks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small cap stocks, and therefore the Fund, may fluctuate significantly more in value than larger cap stocks and funds that focus on them.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

  DOMESTIC EQUITY FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/02/96) through 12/31/98. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                            SMALL CAP FUND
                                                                            --------------
1996                                                                            17.50%
1997                                                                            10.47%
1998                                                                             6.73%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                            SmallCap Fund         6.73(%)  11.51(%)
                                                            Russell 2000 Index   -2.55(%)  11.56(%)
                                                            ---------------------------------------
                                                                                  1 Year      Since
                                                                                           Inception
                                                                                           (01/02/96)

--------------------------------------------------------------------------------
  During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 15.04% for the fourth quarter in 1998 and the fund's lowest quarterly return was -11.43% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.67%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.92%

* In 1998, 0.33% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  2.59%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$295.04   $903.65   $1,537.84   $3,242.41

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Global Corporate Leaders Fund's investment
    OBJECTIVE         objective is to seek long-term growth of capital through
                      investment in equity securities and equity equivalents of foreign and U.S. companies.

   INVESTMENT      The Lexington Global Corporate Leaders Fund, Inc. (the
     STRATEGY      "Fund") normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the Manager believes represent "corporate leaders" in their respective industries.

                   The Fund may invest in the securities of companies and governments of the following regions:

                   -  Asia Region (including Japan);

                   -  Europe;

                   -  Latin America;

                   -  Africa;

                   -  North America (including U.S. and Canada); and,

                   - Other areas and countries as the Manager may decide from time to time.

                   The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long- term growth.

                   The Fund may invest 35% of its total assets in:

                   -  securities of smaller capitalization companies;

                   -  debt securities; and

                   -  other investments.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movements as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Some foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in these countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                     GLOBAL CORPORATE LEADERS FUND
                                                                     -----------------------------
89                                                                              25.10%
90                                                                             -16.75%
91                                                                              15.55%
92                                                                              -3.55%
93                                                                              31.88%
94                                                                               1.84%
95                                                                              10.69%
96                                                                              16.43%
97                                                                               6.90%
98                                                                              19.06%

                                                         AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                         Global Corporate
                                                         Leaders Fund      19.06(%) 10.81(%) 9.84(%)
                                                         MSCI-World Index  24.80(%) 15.77(%) 10.70(%)
                                                         ------------------------------------------
                                                                           1 Year   5 Year       10
                                                                                               Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 16.76% for the fourth quarter in 1998 and the fund's lowest quarterly return was -18.32% for the third quarter in 1990.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     1.12%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.12%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$215.05   $663.92   $1,139.01   $2,451.76

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON INTERNATIONAL FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington International Fund's investment objective is
    OBJECTIVE         to seek long-term growth of capital through investment in
                      equity securities and equity equivalents of companies outside of the U.S.




  INVESTMENT       The Lexington International Fund, Inc. (the "Fund") will
    STRATEGY       invest at least 65% of its total assets in securities and
                   equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

                   The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund considers such factors as prospects for relative economic-growth; expected levels of inflation and interest rates; government polices influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors -- all in relation to the prevailing prices of the securities in each country or region. The Fund does not anticipate concentrating its investments in any particular region.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movement of the markets as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S.
                   dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/03/94) through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                          INTERNATIONAL FUND
                                                                          ------------------
94                                                                               5.87%
95                                                                               5.77%
96                                                                              13.57%
97                                                                               1.61%
98                                                                              19.02%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            International Fund    19.02(%)     9.00(%)
                                                            EAFE                  20.33(%)     9.25(%)
                                                            ----------------------------------------------
                                                                                  1 Year   Since Inception
                                                                                             (01/03/94)

--------------------------------------------------------------------------------
  During the five year period shown in the above bar graph chart, the fund's highest quarterly return was 17.09% for the fourth quarter in 1998 and the fund's lowest quarterly return was -10.65% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.00%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.25%

* In 1998, 0.50% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  1.75%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$228.09   $703.27   $1,204.94   $2,584.93

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Worldwide Emerging Markets Fund's investment
    OBJECTIVE         objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.




  INVESTMENT       The Lexington Worldwide Emerging Markets Fund, Inc. (the
    STRATEGY       "Fund") will invest at least 65% of its total assets
                   according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

                   - Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

                   - Asia: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

                   - Europe: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

                   -  The Middle East: Israel, Jordan, Lebanon, Oman and Turkey;

                   - Latin America: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

                   The Manager of the Fund considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

                   The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

                   The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998*. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to June 17, 1991, the Fund operated under a different investment objective.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                    WORLDWIDE EMERGING MARKETS FUND
                                                                    -------------------------------
89                                                                              28.11%
90                                                                             -14.44%
91                                                                              24.19%
92                                                                               3.77%
93                                                                              63.37%
94                                                                             -13.81%
95                                                                              -5.93%
96                                                                               7.38%
97                                                                             -11.40%
98                                                                             -29.06%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Worldwide
                                                               Emerging
                                                               Markets Fund  -29.06(%) -11.36(%)   2.36(%)
                                                               MSCI
                                                               Emerging
                                                               Markets Free  -25.34(%)  -9.27(%)  10.95(%)
                                                               EAFE           20.33(%)   9.25(%)   5.86(%)
                                                               -----------------------------------------
                                                                              1 Year    5 Year     10
                                                                                                  Year
   -----------------------------------------------------------------------------------------------------
   During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 31.81% for the fourth quarter in 1993 and the fund's lowest quarterly return was -26.18% for the third quarter in 1998.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     0.60%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.85%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$187.91   $581.69   $1,000.66   $2,169.16

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SMALL CAP ASIA GROWTH FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT     -  The Lexington Small Cap Asia Growth Fund's investment
    OBJECTIVE        objective is to seek long-term capital appreciation
                     primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

  INVESTMENT       The Lexington Small Cap Asia Growth Fund, Inc. (the "Fund")
    STRATEGY       will normally invest at least 65% of its total assets in
                   equity securities of smaller companies in the Asia Region.
                   The Fund will primarily invest in listed securities but may also invest in unlisted securities.

                   The Fund intends to invest primarily in companies which:

                   -  have proven management;

                   - are undervalued and under-researched by the investment community;

                   -  are within industry sectors with strong growth prospects;
                      and

                   - which have potential investment returns that are superior to the Asian market as a whole.

                   The Fund may invest 35% of its total assets in:

                   - companies with market capitalizations of $1 billion or more;

                   - companies outside the Asia Region (e.g. Australia or New Zealand);

                   -  debt securities; and

                   -  other investments.

                   The Fund considers the following countries to be in the Asia Region:(1)

                               Bangladesh India      Malaysia         Singapore  Taiwan
                               China      Indonesia  Pakistan         Sri Lanka  Thailand
                               Hong Kong  Korea      The Philippines  Vietnam

                   The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. The Fund's volatility may be increased by its heavy concentration in emerging Asian markets as they tend to be much more volatile than the U.S. market due to their relative immaturity and instability. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Some emerging Asian countries, such as Malaysia in 1998, have restricted the flow or money into or out of the country. Emerging markets also tend to be less liquid and offer less regulatory protection for investors. Since mid-1997 Asia has faced serious economic problems and disruptions, causing substantial losses for some investors. Also, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                   (1) The Fund considers a company to be within the Asia Region if its principal securities' trading market is located in the Asia Region.
 14

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/95) through 12/31/98. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                   CROSBY SMALL CAP ASIA GROWTH FUND
                                                                   ---------------------------------
95                                                                              -4.39%
96                                                                              25.50%
97                                                                             -42.32%
98                                                                             -19.41%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Crosby Small Cap
                                                               Asia Growth Fund     -19.41(%) -14.82(%)
                                                               MSCI All Country
                                                               Far East ex-Japan     -4.83(%) -13.21(%)
                                                               EAFE                  20.33(%) 10.24(%)
                                                               ---------------------------------------
                                                                                    1 Year       Since
                                                                                             Inception
                                                                                             (07/03/95)
   ---------------------------------------------------------------------------------------------------
   During the four year period shown in the above bar graph chart, the fund's highest quarterly return was 23.43% for the fourth quarter in 1998 and the fund's lowest quarterly return was -41.41% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as % of
    offering price)                                               None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as % of amount redeemed, if applicable)         None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.25%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     1.61%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.86%

* In 1998, 0.36% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  2.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$289.06   $885.87   $1,508.50   $3,185.46

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Troika Dialog Russia Fund's investment
    OBJECTIVE         objective is to seek long-term capital appreciation
                      through investment primarily in equity securities of Russian companies.

  INVESTMENT       The Lexington Troika Dialog Russia Fund, Inc. (the "Fund")
    STRATEGY       seeks to achieve its objective by investing at least 65% of its total assets in equity securities and equity equivalents of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

      PRINCIPAL    The Fund's investments will include investments in Russian
          RISKS    companies that have characteristics and business
                   relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

                   Additional risks associated with investing in securities of Russian issuers include:

                   - The lack of available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards;

                   - The extremely volatile and often illiquid nature of the secondary market for Russian securities;

                   - A cumbersome share registration system for recording ownership of Russian securities which may adversely affect a person's ability to prove ownership.

                   - The potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/96) through 12/31/98. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
  ----------------------------------------------------------------------------

                                                                       TROIKA DIALOG RUSSIA FUND
                                                                       -------------------------
96                                                                              -9.01%
97                                                                              67.50%
98                                                                             -82.99%

                                                               AVERAGE ANNUAL RETURNS THROUGH
                                                               12/31/98
                                                               Troika Dialog
                                                               Russia Fund        -82.99(%) -40.63(%)
                                                               Moscow Times
                                                               Index              -79.62(%) -30.08(%)
                                                               Russian Trading
                                                               System Index       -85.15(%) -41.79(%)
                                                               --------------------------------------
                                                                                   1 Year       Since
                                                                                            Inception
                                                                                            (07/03/96)
   --------------------------------------------------------------------------------------------------

   During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 46.00% for the first quarter in 1997 and the fund's lowest quarterly return was -64.89%
   for the third quarter in 1998.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)+     2.00%
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.25%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.14%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.64%

* In 1998, expenses were reduced by 0.80% as a result of redemption fee proceeds. Net expenses were actually 1.84%.

+ The 2.00% redemption fee only applies to shares held less than 365 days.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$471.84   $820.41   $1,400.12   $2,973.44

You would pay the following expenses if you did not redeem your shares:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$267.12   $820.41   $1,400.12   $2,973.44

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GNMA INCOME FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington GNMA Income Fund's investment objective is
    OBJECTIVE         to seek a high level of current income, consistent with
                      liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae")
                      Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

  INVESTMENT       Under normal conditions, the Lexington GNMA Income Fund, Inc.
    STRATEGY       (the "Fund") will invest at least 80% of the value of its
                   total assets in Government National Mortgage Association
                   ("GNMA") mortgage-backed securities (also known as "GNMA
                   Certificates").(2) The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S.
                   Government, including U.S. Treasury securities.

      PRINCIPAL    Through investment in GNMA securities, the Fund may expose
          RISKS    you to certain risks which may cause you to lose money.
                   Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                   (2) Please refer to the statement of additional information for a complete description of GNMA certificates and Modified Pass through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                           GNMA INCOME FUND
                                                                           ----------------
89                                                                              15.60%
90                                                                               9.23%
91                                                                              15.75%
92                                                                               5.19%
93                                                                               8.06%
94                                                                              -2.07%
95                                                                              15.91%
96                                                                               5.71%
97                                                                              10.20%
98                                                                               7.52%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            GNMA Income Fund   7.52(%) 7.29(%) 8.98(%)
                                                            Lehman Brothers
                                                            Mortgage-Backed
                                                            Securities Index   6.96(%) 7.23(%) 9.13(%)
                                                            ----------------------------------------
                                                                               1 Year  5 Year 10  Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 8.88% for the second quarter in 1989 and the fund's lowest quarterly return was -2.42% for the first quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                0.57%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     0.44%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.01%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$103.01   $321.54   $557.85   $1,236.24

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GLOBAL INCOME FUND

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Global Income Fund's investment objective is
    OBJECTIVE         to seek high current income. Capital appreciation is a
                      secondary objective. The Lexington Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

  INVESTMENT       The Lexington Global Income Fund (the "Fund") invests in a
    STRATEGY       variety of foreign and domestic high yield, lower rated or unrated debt securities.

                   The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

                   The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

      PRINCIPAL    Through investment in bonds, the Fund may expose you to
          RISKS    certain risks which may cause you to lose money. Junk bonds have a higher risk of default, tend to be less liquid, and may be more difficult to value. The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Currency and investment risks tend to be higher in emerging markets.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998.* The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to December 31, 1994, the Fund operated under a different investment objective.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                          GLOBAL INCOME FUND
                                                                          ------------------
89                                                                               7.40%
90                                                                               6.62%
91                                                                              10.03%
92                                                                               6.51%
93                                                                              10.90%
94                                                                              -6.52%
95                                                                              20.10%
96                                                                              13.33%
97                                                                               5.00%
98                                                                               8.21%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Global Income
                                                               Fund             8.21(%) 7.65(%) 7.96(%)
                                                               Lehman
                                                               Brothers
                                                               Global Bond
                                                               Index           15.33(%) 8.43(%) 9.33(%)
                                                               ---------------------------------------
                                                                               1 Year     5       10
                                                                                        Year     Year

   ------------------------------------------------------------------------------------------
   During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 8.76% for the second quarter in 1995 and the fund's lowest quarterly return was -6.61% for the first quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as % of
    offering price)                                               None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as % of amount redeemed, if applicable)         None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     0.64%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.89%

* In 1998, 0.39% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  1.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$191.94   $593.91   $1,021.27   $2,211.54

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON MONEY MARKET TRUST

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Money Market Trust's investment objective is
    OBJECTIVE         to seek as high a level of current income from short-term
                      investments as is consistent with the preservation of capital and liquidity. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

  INVESTMENT       The Lexington Money Market Trust (the "Fund") will invest in
    STRATEGY       short-term money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

                   The Fund will also insure that its money market instruments average weighted maturities do not exceed 90 days.

      PRINCIPAL    An investment in the Fund is not insured or guaranteed by the
          RISKS    Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                    MONEY MARKET FUNDS

For information on the Fund's 7-day yield please call the Fund at 1-800-526-0056. You should remember that past performance is not an indication of future performance.

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                0.50%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     0.55%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.05%
  Fee Waiver and/or Expense Reimbursement                        0.05%
NET EXPENSES                                                     1.00%





* Lexington Management Corporation has contractually agreed to reduce its management fee in order to limit the Fund's annual total operating expenses (exclusive of taxes and interest) to 1.00%. This agreement has a one-year term, renewable at the end of each fiscal year.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$102.00   $318.40   $552.46   $1,224.62

See "Management of the Fund" for more complete descriptions of such costs and expenses.

FEES AND EXPENSES                                                         23

              LEXINGTON GOLDFUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Goldfund's investment objective is to attain
    OBJECTIVE         capital appreciation and such hedge against the loss of
                      buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

  INVESTMENT       Under normal conditions the Lexington Goldfund, Inc. (the
    STRATEGY       "Fund") will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The
                   Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals.

                   The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold. The portfolio manager seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.
                   In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                          PRECIOUS METAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

1989        23.62%
1990       -20.65%
1991        -6.14%
1992       -20.51%
1993        86.96%
1994        -7.28%
1995        -1/89%
1996         7.84%
1997       -42.98%
1998        -6.39%



                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Goldfund       -6.39(%) -12.14(%)  -3.28(%)
                                                            Gold Bullion   -0.83(%)  -6.02(%)  -3.50(%)
                                                            S&P 500        28.72(%)  24.09(%)  19.22(%)
                                                            ----------------------------------------
                                                                           1 Year    5 Year    10 Year


--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 34.36% for the second quarter in 1993 and the fund's lowest quarterly return was -29.07% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  0.92%
  Rule 12b-1 Fees                                                  0.25%
  Other Fees                                                       0.57%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      1.74%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$176.84   $547.99   $943.74   $2,051.67

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SILVER FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Silver Fund's investment objective is to
    OBJECTIVE         maximize total return on its assets from long-term growth
                      of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

  INVESTMENT       Lexington Silver Fund, Inc. (the "Fund") will seek to achieve
    STRATEGY       its objective through investment in common stocks of
                   established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

                   The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.
                   In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                          PRECIOUS METAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/02/92) through 12/31/98. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                              SILVER FUND
                                                                              -----------
92                                                                            -19.01%
93                                                                             76.52%
94                                                                             -8.37%
95                                                                             12.37%
96                                                                              2.38%
97                                                                             -8.05%
98                                                                            -29.64%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Silver Fund
                                                            S&P 500      -29.64(%) - 7.37(%)  0.96(%)
                                                            Silver        28.72(%)  24.09(%) 19.51(%)
                                                            Bullion      -16.51(%)  -0.43(%)  3.39(%)
                                                            ----------------------------------------
                                                                          1 Year   5 Year      Since
                                                                                            Inception
                                                                                            (01/02/92)

--------------------------------------------------------------------------------
  During the seven year period shown in the above bar graph chart, the fund's highest quarterly return was 28.47% for the second quarter in 1993 and the fund's lowest quarterly return was -18.60% for the fourth quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  1.00%
  Rule 12b-1 Fees                                                   None
  Other Fees                                                       1.37%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      2.37%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$240.12   $739.46   $1,265.42   $2,706.22

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              RISKS OF INVESTING

RISKS OF INVESTING IN MUTUAL FUNDS

The following risks are common to all mutual funds and, therefore, apply to the
Funds:

- Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

- Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

- Year 2000 Risk. Preparing for Year 2000 is a high priority for the Manager. The Manager is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which it interacts will remain operational at all times. The Manager does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels; however, the Manager cannot make any assurances that the steps it has taken to ensure Year 2000 compliance will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

RISKS OF INVESTING IN SECURITIES OF SMALL COMPANIES

The following risks apply to all mutual funds that invest in securities of small companies (market value of less than U.S. $1 billion) including Lexington SmallCap Fund, Lexington Small Cap Asia Growth Fund and Lexington Troika Dialog Russia Fund.

Investing in small companies generally involve greater risk than investing in larger companies for the following reasons, among others:

-  limited product lines;

-  limited markets or financial or managerial resources;

-  their securities may be more susceptible to losses and risks of bankruptcy;

- their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

- their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

RISKS OF INVESTING IN FOREIGN SECURITIES

The following risks apply to all mutual funds that invest in foreign securities including Lexington Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Global Income Fund, Lexington Silver Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund.

- Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

                              RISKS OF INVESTING

- Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

- Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

- Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

RISKS OF INVESTING IN LOWER-QUALITY DEBT SECURITIES

The following risks apply to all mutual funds that invest in lower-quality debt securities commonly referred to as "junk bonds" including Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of their securities to make principal and interest payments than with higher-grade debt securities.

RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies including Lexington Troika Dialog Russia Fund.

- Political Risk. Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Funds may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

- Market Concentration and Liquidity Risk. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Funds' policies on liquidity, it may be difficult for the Funds to buy or sell some securities because of the poor liquidity.

- Settlement and Custody Risk. Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Funds' ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Funds may not be able to pursue claims on behalf of the Funds' shareholders.

NON-DIVERSIFIED PORTFOLIO

The following risks apply to all mutual funds that are non-diversified investment companies including Lexington Goldfund, Lexington Silver Fund, Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

These Funds may invest a greater proportion of their total assets in a single company, which increases risk. However, these Funds intend to comply with diversification requirements of the federal tax law to qualify as regulated investment companies. For more detailed information on the federal tax law diversification requirement, see the tax section of the Fund's Statement of Additional Information.

PRECIOUS METALS

The following risks apply to all mutual funds that invest in precious metals including Lexington Goldfund and Lexington Silver Fund.

Precious metal investments have the following characteristics:

-  earn no income;

-  transaction and storage costs may be higher; and

-  the Fund will realize gain only with an increase in the market price.

TEMPORARY DEFENSIVE POSITION

When the Funds anticipate unusual market or other conditions, they may temporarily depart from their goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

              MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Lexington Management Corporation (LMC), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Lexington Funds. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in LGAM. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors or Trustees.

SUB-ADVISERS

Lexington SmallCap Fund. Market Systems Research Advisors, Inc. ("MSR Advisors") is the sub-adviser of Lexington SmallCap Fund. MSR Advisors is located at 80 Maiden Lane, New York, NY 10038. MSR Advisors provides investment advice and management to Lexington SmallCap Fund. MSR is 65% owned by LGAM and 35% owned by Frank A. Peluso, the President and C.E.O. of MSR Advisors.

Lexington Small Cap Asia Growth Fund. Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Lexington Small Cap Asia Growth Fund. Crosby is located at 32/F Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Crosby is a subsidiary of Crosby Group, Hong Kong. Crosby provides investment advice and management to Lexington Small Cap Asia Growth Fund.

Lexington Troika Dialog Russia Fund. Troika Dialog Asset Management (TDAM) is the sub-adviser of Lexington Troika Dialog Russia Fund. TDAM is located at Romanov Pereulok #4, 103875 Moscow, Russia. TDAM provides investment advice and management to Lexington Troika Dialog Russia Fund. TDAM is a majority owned subsidiary of The Bank of Moscow.

Lexington Worldwide Emerging Markets Fund. Stratos Advisors, Inc. (Stratos) is the sub-adviser of Lexington Worldwide Emerging Markets Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management to Lexington Worldwide Emerging Markets Fund.

             PORTFOLIO MANAGERS

LEXINGTON SMALLCAP FUND

[DEMICHELE PHOTO]
           ROBERT M. DEMICHELE. Mr. DeMichele is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. Mr. DeMichele is Chairman and Chief Executive Officer of LMC. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as the Lexington
Funds. Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc., the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West Coasts. Mr. DeMichele graduated from Union College with a B.A. Degree in Economics and from Cornell University with an M.B.A. in Finance.

           ALAN H. WAPNICK. Please see biography under Lexington Growth and Income Fund.

[PELUSO PHOTO]
           FRANK A. PELUSO. Mr. Peluso is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. He has 36 years investment experience. Mr. Peluso is President and Chief Executive Officer of MSR, the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. In 1976, he established Marketiming Inc. (currently named Market Systems Research, Inc., a fully-owned subsidiary of MSR). He was with MSR since its inception in 1986. Mr. Peluso graduated from Princeton University and completed a year of post-graduate study at Columbia University, and two years of post-graduate study at Princeton University with a Fellowship in Mathematics.

LEXINGTON GROWTH AND INCOME FUND

[WAPNICK PHOTO]
           ALAN H. WAPNICK. Mr. Wapnick is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington SmallCap Fund. Mr. Wapnick is the lead manager for Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

LEXINGTON GLOBAL CORPORATE LEADERS FUND

[SALER PHOTO]
           RICHARD T. SALER. Mr. Saler is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. He is the lead manager of an investment management team for Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has thirteen years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

                                   PORTFOLIO MANAGERS

[SCHWARTZ PHOTO]
           PHILIP A. SCHWARTZ, CFA. Mr. Schwartz is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has twelve years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of
European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

ALAN H. WAPNICK. Please see biography under Lexington Growth and Income Fund.

LEXINGTON INTERNATIONAL FUND

           RICHARD T. SALER. Please see biography under Lexington Global Corporate Leaders Fund.

           PHILLIP A. SCHWARTZ, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND

[VIEGAS PHOTO]
           ALFREDO M. VIEGAS. Mr. Viegas is a member of the portfolio management team for Lexington Worldwide Emerging Markets Fund. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager of Stratos. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Mr. Viegas is responsible for corporate analysis and bottom-up research. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin American Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

[ZAIDI PHOTO]
           MOHAMMED ZAIDI. Mr. Zaidi is a member of the Portfolio Management team for the Lexington Worldwide Emerging Markets Fund. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

LEXINGTON SMALL CAP ASIA GROWTH FUND

[LAM PHOTO]
           CHRISTINA LAM. Ms. Lam is the lead manager on a portfolio management team that manages the Lexington Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

LEXINGTON TROIKA DIALOG RUSSIA FUND

[MC CARTHY PHOTO]
           TIMOTHY D. MCCARTHY is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. McCarthy has a B.S. degree in Economics from the State University of New York at Oneonta and an M.B.A. from the State University of New York at Binghamton. He joined Troika Dialog, Moscow in July, 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January, 1995 to March, 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. From June, 1990 to December, 1994 he was a consultant and senior consultant with Deloitte & Touche Management Consulting in New York.

[HISEY PHOTO]
           RICHARD M. HISEY, C.F.A. Mr. Hisey is a member of the portfolio management team and investment strategist for the Lexington Troika Dialog Russia Fund. Mr. Hisey is Managing Director and Chief Financial Officer of LMC. He is also a Vice President and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Assets Managers, Inc., the parent company of LMC. He sits on the Investment Company Institute's Accounting/Treasurers,
International and Tax Committees. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining LMC in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

[VARDANIAN PHOTO]
           RUBEN VARDANIAN is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company, Moscow. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the
Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

[TEPLUKHIN PHOTO]
           PAVEL TEPLUKHIN. Dr. Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/ Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser
to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

[LARICHEV PHOTO]
           OLEG LARICHEV is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Larichev received a Master of Arts in Economics from the New Economic School, Moscow and a Diploma in Computer Graphics from Moscow State University. He has been associated with Troika Dialog, Moscow since September, 1996. Prior to September, 1996 he was an economics expert with the Russian European Center for Economic Policy. Prior to April, 1995 he held part-time positions with the World Bank and the Moscow office of the London School of Economics.

                                   PORTFOLIO MANAGERS

BOARD OF ADVISERS. The Board of Advisers to the Lexington Troika Dialog Russia Fund is composed of experts in Russian political and economic affairs. The Board of Advisers provides LMC and the Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their political implication for the overall investment environment in Russia. As a result, LMC and the Board of Directors will be better able to oversee and safeguard the assets of Lexington Troika Dialog Russia Fund. The members of the Board of Advisers are:

KEITH BUSH is a Senior Associate -- Russian and Eurasian Studies at the Center for Strategic and International Studies in Washington, D.C. Prior to 1994, Mr. Bush was the Director of Radio Free Europe's Radio Liberty Research area. Mr. Bush has published more than 1,000 analyses on developments in the former Soviet Union.

MARIN J. STRMECKI is the Director of Programs for the Smith Richardson Foundation. Prior to 1994, Dr. Strmecki served as a Legislative Assistant to U.S. Senator Orrin Hatch. Prior to 1993, Dr. Strmecki served as a Special Assistant for Public Policy on the Policy Planning Staff of the U.S. Office of the Secretary, Department of Defense. Prior to 1992, Dr. Strmecki served as a Professional Staff Member of the Foreign Relations Committee of the U.S. Senate. Dr. Strmecki also served as a Foreign Policy Consultant to former U.S. President Richard M. Nixon from 1990 to 1994.

LEXINGTON GNMA INCOME FUND

[JAMISON PHOTO]
           DENIS P. JAMISON, CFA. Mr. Jamison manages the Lexington GNMA Income Fund, Lexington Money Market Trust and Lexington Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard &
Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

[MC CARTHY PHOTO]
           ROSEANN G. MCCARTHY. Ms. McCarthy is a co-manager of the Lexington GNMA Income Fund and the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in
Marketing and has an M.B.A. in Finance from Seton Hall University.

LEXINGTON GLOBAL INCOME FUND

           DENIS P. JAMISON, CFA. Please see biography under Lexington GNMA Income Fund.

LEXINGTON MONEY MARKET TRUST

           DENIS P. JAMISON, CFA. Please see biography under Lexington GNMA Income Fund.

           ROSEANN G. MCCARTHY. Please see biography under Lexington GNMA Income Fund.

LEXINGTON GOLDFUND

[VAIL PHOTO]
           JAMES A. VAIL, CFA. Mr. Vail manages the Lexington Goldfund and the Lexington Silver Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a
Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

LEXINGTON SILVER FUND

           JAMES A. VAIL, CFA. Please see biography under Lexington Goldfund.

MANAGEMENT FEES AND EXPENSE LIMITS

Each Fund pays a management fee at an annual rate based on its average daily net assets, to LMC as follows: Growth and Income Fund pays 0.75% on the first $100 million of average daily net assets, 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter. SmallCap Fund pays 1.00%. Global Corporate Leaders Fund pays 1.00%. International Fund pays 1.00%. Worldwide Emerging Markets Fund pays 1.00%. Small Cap Asia Growth Fund pays 1.25%. Russia Fund pays 1.25%. GNMA Income Fund pays 0.60% on the first $150 million, 0.50% on the next $250 million, 0.45% on the next $400 million, and 0.40% thereafter. Global Income Fund pays 1.00%. Money Market Trust pays 0.50%. Goldfund pays 1.00% on the first $50 million and 0.75% thereafter. Silver Fund pays 1.00% on the first $30 million and 0.75% thereafter.

GNMA Income Fund and Money Market Trust have contractual expense limitations with LMC. The agreements have a one-year term, renewable at the end of each fiscal year. GNMA Income Fund's annual expenses are limited to 1.50% of average daily net assets up to $30 million, and 1.00% thereafter. Money Market Trust's annual expenses are limited to 1.00%. LMC has voluntarily agreed to limit annual expenses to 2.50% of average daily net assets for each of the Funds except for Russia Fund, GNMA Income Fund and Money Market Trust. This limit is exclusive of 12b-1 fees. With respect to Russia Fund, LMC has voluntarily agreed to limit annual expenses to 3.35% of average daily net assets, inclusive of 12b-1 fees. These voluntary limits became effective January 1, 1999, and may be terminated at any time.

              INVESTMENT OPTIONS

    TO OPEN A NEW ACCOUNT, COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION INCLUDED WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------
    Mail your completed application, any checks and correspondence to the Transfer Agent:

       TRANSFER AGENT
       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       P.O. Box 419648
       Kansas City, Missouri 64141-6648

       OVERNIGHT MAIL
       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       330 W. 9th Street
       Kansas City, MO 64105

    Checks should be made payable to: The Lexington Funds

    Call a Lexington shareholder service representative Monday through Friday between 9:00 A.M. and 5:00 P.M. Eastern time for information on the Funds or your account, at:

         (800) 526-0056 OR (201) 845-7300 FOR SERVICE M-F 9 A.M.- 5 P.M. EASTERN
         TIME

         (800) 526-0052 FOR 24 HOUR ACCOUNT INFORMATION "LEXLINE"

         (800) 526-0057 FOR 24 HOUR PROSPECTUS INFORMATION

    Trade requests received after 4 P.M. Eastern time (1 P.M. Pacific time) will be executed at the following business day's closing price.

    Once an account is established you can:

    -  SELL OR EXCHANGE SHARES BY PHONE.
       Contact the Lexington Funds at 800-526-0056.

    -  BUY OR EXCHANGE SHARES ONLINE.
       Go to WWW.LEXINGTONFUNDS.COM. and follow our online instructions to enable this service.

    -  BUY, SELL OR EXCHANGE SHARES BY MAIL.
       Mail buy/sell order(s), investment or redemption instructions and any required payment by check:

       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       P.O. Box 419648
       Kansas City, Missouri 64141-6648

    -  BUY SHARES BY WIRING FUNDS.

       To: State Street Bank and Trust Company DDA Account #99043713;
           [Lexington Fund you are investing in]
           For credit to: [shareholder(s) name]
           Account number:
           ABA Routing #011000028

              SHAREHOLDER INFORMATION

WHAT YOU NEED TO KNOW ABOUT YOUR LEXINGTON ACCOUNT

You pay no sales charges to invest in The Lexington Funds. The minimum initial investment for the Funds (except Lexington Troika Dialog Russia Fund) is $1,000, and the minimum subsequent investment is $50. The minimum initial investment for Lexington Troika Dialog Russia Fund is $5,000. The minimum initial investment for IRAs is $250. Under certain conditions we may waive these minimums for qualified plan accounts. If you buy shares through a broker or investment advisor, they may apply different requirements. All investments must be made in U.S. dollars. In addition, we reserve the right to reject any purchase.

BECOMING A LEXINGTON SHAREHOLDER

To open a new account:

- BY MAIL. Send your completed application, with a check payable to The Lexington Funds, to the appropriate address. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, traveler's checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

- BY WIRE. Call us at 800-526-0056 to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions.

   Then request your bank to wire money from your account to the attention of:

   State Street Bank and Trust Company
   DDA account #99043713
   [Lexington Fund you are investing in]
   For credit to: [shareholder(s) name]
   Shareholder(s) account #
   ABA Routing #011000028

   Please note that your bank may charge a wire transfer fee.

BUYING ADDITIONAL SHARES

- BY MAIL. Complete the form at the bottom of any Lexington statement and mail it with your check payable to The Lexington Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number.

-  "LEX-O-MATIC" THE AUTOMATIC INVESTMENT PLAN:

   - A shareholder may make additional purchases of shares automatically on a monthly or quarterly basis with the automatic investing plan, "Lex-O-Matic."

   - You may not use a "Lex-O-Matic" investment to open a new account. The minimum investment amount must still be made into the Fund. The minimum Lex-O-Matic investment amount is $50.

   -  Your bank must be a member of the Automated Clearing House.

   - To establish "Lex-O-Matic," attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Lexington Account Application or a "Lex-O-Matic" Application.

                                       SHAREHOLDER INFORMATION

   - Investments will automatically be transferred into your Lexington Account from your checking or savings account.

   - Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

   -  You should allow 20 business days for this service to become effective.

   - You may cancel or change the amount of your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days after payment is received. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

EXCHANGING SHARES

Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount of the new Fund. An exchange will result in a recognized gain or loss for income tax purposes. Exchanges of over $500,000 may take three days to complete.

You may make exchange requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form which is included on your new account application, or you can request it separately by calling shareholder services at 800-526-0056. Telephone exchanges may not be made within 7 calendar days of a previous exchange.

If not a new account, the minimum exchange required is $500; $250 for Individual Retirement Accounts.

Telephone exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds unless you decline this privilege on the application or the transfer agent is notified by the shareholder in writing to remove the privilege. All accounts involved in a telephonic exchange must have the same dividend option, registration and social security number as the account from which the shares are transferred.

MINIMUM ACCOUNT BALANCES

Due to the costs of maintaining small accounts, we require a minimum combined account balance of $1,000. If your account balance falls below that amount for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

REDEEMING YOUR SHARES

The Funds will redeem all or any portion of your outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three business days after receipt of all documents in proper form by our transfer agent, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

The transfer agent will restrict the mailing of redemption proceeds to a shareholder address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction.

REDEEMING BY WRITTEN INSTRUCTION

Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

Signature-guarantee your letter if you want the redemption proceeds to be made payable and/or mailed to a party other than the account owner(s) as registered in our records, your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stockbroker, a savings association or national securities exchange. Notary Publics are not acceptable Guarantors. Contact the Transfer Agent for more information.

If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent. Checks for redemption proceeds will normally be mailed within three business days. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends if applicable through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date.

REDEEMING BY TELEPHONE

- Shares of the Fund may be redeemed by telephone. Call the Fund toll free at 1-800-526-0056. New applicants may decline this privilege by checking the appropriate box on the application.

                                       SHAREHOLDER INFORMATION

- For shareholders who have not previously authorized the redemption privilege a redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. Authorization forms may be obtained by calling the Fund at 800-526-0056.

- Telephone redemption privileges may be cancelled by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

-  Exchange by telephone. (See "Exchanging Shares")

REDEEMING BY CHECK

-  Check writing is available on the Money Market Trust at no charge.

- The minimum amount per check is $100 or more up to $500,000. Checks for less than $100 or over $500,000 will not be honored.

- All checks require only one signature unless otherwise indicated. Checks will be returned to you at the end of each month.

- Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

-  Redemption checks should not be used to close your account.

- Redemptions by check are available for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

SYSTEMATIC WITHDRAWAL PLAN

Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or electronic funds). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $100 from each Fund account. Payments may be made either monthly, quarterly, semi-annually or annually on the 28th of each month. If the 28th falls on a weekend or a holiday, the withdrawal will occur on the preceding business day. The redemption will result in the recognition of a gain or loss for income tax purposes.

HOW FUND SHARES ARE PRICED

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. The net asset value of each fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked prices. Securities traded over-the-counter are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. When Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used to value portfolio securities.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value.

- Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities -- and its price -- may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

-  You are not guaranteed any distributions.

- The Board of Directors has discretion in determining the amount and frequency of the distributions.

- Unless you request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

Distributions Affect NAV.

-  The Funds will pay distributions as of the record date.

- Dividends and capital gains waiting distribution are included in each Fund's daily NAV.

Buying a Dividend. If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution when the distribution is made.

TAXES

Each Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. The following statements apply with respect to each Fund:

- Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.

- Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

                                       SHAREHOLDER INFORMATION

- Dividends from the Lexington GNMA Income Fund, Inc. that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided from the Fund.

- Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

- We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

- When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss. However, as long as Lexington Money Market Trust's NAV per share does not deviate from $1.00, there will be no gain or loss.

- Under certain circumstances, a Fund may be in a position to "pass-through" to you the right to a credit or deduction for foreign taxes paid by the Fund.

- Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

- You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information, which is available for free by calling 1-800-526-0056.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.***

              DISTRIBUTION OF FUND'S SHARES

DISTRIBUTION PLAN. The following Funds have adopted a plan under Rule 12b-1 for the sale and distribution of shares:

-  Lexington Goldfund;

-  Lexington Global Income Fund;

-  Lexington Growth and Income Fund;

-  Lexington International Fund;

-  Lexington SmallCap Fund;

-  Lexington Troika Dialog Russia Fund; and

-  Lexington Worldwide Emerging Markets Fund.

Under the distribution plan, the Funds may pay fees up to 0.25% of their average daily net assets for distribution services.

SHAREHOLDER SERVICING AGREEMENTS. The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents to provide various services to shareholders as follows:

- Each Agent receives fees up to 0.25% of the average daily net assets of the Fund.

- LMC may pay additional fees from its past profits, at no additional costs to the Funds.

-  Each Agent may waive all or a portion of the fees.

- If a Fund has a distribution plan, the Agents will receive fees of up to 0.25% of the average daily assets from the distribution plan.

        FINANCIAL HIGHLIGHTS

The financial highlights table on the following pages are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                           DOMESTIC EQUITY FUNDS

FINANCIAL HIGHLIGHTS                                     GROWTH AND INCOME FUND                          SMALLCAP FUND
PER SHARE OPERATING PERFORMANCE             1998       1997       1996       1995       1994       1998       1997     1996(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $20.27     $18.56     $15.71     $14.36     $16.16     $11.39     $11.73    $10.00
 Net investment income (loss)                   --       0.05       0.07       0.22       0.17      (0.02)    (0.19)    (0.18)
 Net realized and unrealized gain (loss)
 from investment operations                   4.30       5.46       4.08       3.00      (0.68)      0.75      1.41      1.94
 Total income (loss) from investment
 operations                                   4.30       5.51       4.15       3.22      (0.51)      0.73      1.22      1.76
 Less distributions:
  Distributions from net investment
  income                                        --      (0.07)     (0.13)     (0.22)     (0.16)        --        --        --
  Distributions in excess of net
  investment income                             --         --         --         --         --         --        --        --
  Distributions from net realized gains      (2.66)     (3.73)     (1.17)     (1.65)     (0.91)     (0.22)       --        --
  Distributions in excess of net
  realized gains                                --         --         --         --      (0.22)        --     (1.56)    (0.03)
 Total distributions                         (2.66)     (3.80)     (1.30)     (1.87)     (1.29)     (0.22)    (1.56)    (0.03)
 Net asset value, end of period             $21.91     $20.27     $18.56     $15.71     $14.36     $11.90    $11.39    $11.73
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                               21.42%     30.36%     26.46%     22.57%    (3.11)%      6.73%    10.47%    17.50%

RATIOS/SUPPLEMENTAL DATA
 Net asset, end of period (thousands)     $245,790   $228,037   $200,309   $138,901   $124,829     $8,172     $9,565    $8,061
 Ratio of expenses to average net
 assets, before reimbursement or waiver      1.16%      1.17%      1.13%      1.09%      1.15%      2.92%     2.57%     3.04%
 Ratio of expenses to average net
 assets, net of reimbursement or waiver      1.16%      1.17%      1.13%      1.09%      1.15%      2.59%     2.57%     2.48%
 Ratio of net investment income (loss)
 to average net assets, before
 reimbursement or waiver                     0.06%      0.21%      0.43%      1.38%      1.06%    (2.00)%    (1.78)%   (2.34)%
 Ratio of net investment income (loss)
 to average net assets, net of
 reimbursement or waiver                     0.06%      0.21%      0.43%      1.38%      1.06%    (1.67)%    (1.78)%   (1.78)%
 Portfolio Turnover Rate                    63.20%     88.15%    101.12%    159.94%     63.04%    145.94%    39.09%    60.92%

                                       *    Annualized.
                                       (a)  SmallCap Fund commenced operations on January 2, 1996.
                                       (b)  Small Cap Asia Growth Fund commenced operations on July 3,
                                            1995.

   GLOBAL AND INTERNATIONAL FUNDS
                                           FINANCIAL HIGHLIGHTS

         SMALL CAP ASIA GROWTH FUND                         GLOBAL CORPORATE LEADERS FUND
    1998       1997       1996     1995(b)         1998       1997       1996       1995       1994
  ---------------------------------------------------------------------------------------------------
     $7.06    $12.24      $9.76      $10.00        $10.59     $11.28     $11.32     $11.17     $13.51
        --     (0.05)     (0.05)       0.02         0.99       0.03       0.01       0.09       0.02
    (1.37)     (5.13)      2.54       (0.24)        1.02       0.73       1.84       1.10       0.23
    (1.37)     (5.18)      2.49       (0.22)        2.01       0.76       1.85       1.19       0.25
        --        --         --       (0.02)       (0.80)     (0.09)     (0.16)     (0.29)        --
        --        --      (0.01)         --           --         --         --      (0.13)        --
        --        --         --          --        (2.34)     (1.36)     (1.73)     (0.62)     (2.46)
        --        --         --          --           --         --         --         --      (0.13)
        --        --      (0.01)      (0.02)       (3.14)     (1.45)     (1.89)     (1.04)     (2.59)
     $5.69     $7.06      $12.24      $9.76        $9.46     $10.59     $11.28     $11.32     $11.17
  ---------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------
  (19.41)%   (42.32)%     25.50%   (4.39)%*        19.06%      6.90%     16.43%     10.69%      1.84%

   $18,278   $13,867     $23,796     $8,936       $17,803    $35,085    $37,223    $53,614    $67,392
     2.86%     2.30%       2.64%     3.51%*         2.12%      1.75%     1.90%      1.67%      1.61%
     2.50%     2.30%       2.42%     1.75%*         2.12%      1.75%     1.90%      1.67%      1.61%
   (0.57)%   (0.32)%     (0.86)%   (1.24)%*       (0.06)%      0.23%     0.11%      0.48%      0.14%
   (0.21)%   (0.32)%     (0.64)%     0.52%*       (0.06)%      0.23%     0.11%      0.48%      0.14%
   193.48%   187.41%     176.49%    40.22%*       137.33%    177.48%   128.05%    166.35%     83.40%

                                                                             INTERNATIONAL FUND
          PER SHARE OPERATING PERFORMANCE                1998          1997          1996         1995       1994(c)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.10        $10.86       $10.60       $10.37       $10.00
 Net investment income (loss)                               0.17          0.07        (0.02)       (0.01)       (0.08)
 Net realized and unrealized gain (loss) from
 investment operations                                      1.74          0.10         1.45         0.61         0.67
 Total income (loss) from investment operations             1.91          0.17         1.43         0.60         0.59
 Less distributions:
  Distributions from net investment income                 (0.06)        (0.13)       (0.20)          --           --
  Distributions in excess of net investment income            --            --           --        (0.35)          --
  Distributions from net realized gains                    (0.34)        (0.80)       (0.97)       (0.02)       (0.10)
  Distributions in excess of net realized gains               --            --           --           --        (0.12)
 Total distributions                                       (0.40)        (0.93)       (1.17)       (0.37)       (0.22)
 Net asset value, end of period                           $11.61        $10.10       $10.86       $10.60       $10.37
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                             19.02%         1.61%       13.57%        5.77%        5.87%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                   $24,000       $19,949      $18,891      $17,855      $17,843
 Ratio of expenses to average net assets, before
 reimbursement or waiver                                   2.25%         2.15%        2.45%        2.46%        2.39%
 Ratio of expenses to average net assets, net of
 reimbursement or waiver                                   1.75%         1.75%        2.45%        2.46%        2.39%
 Ratio of net investment income (loss) to average
 net assets, before reimbursement or waiver              (0.16)%         0.13%      (0.39)%      (0.12)%      (0.94)%
 Ratio of net investment income (loss) to average
 net assets, net of reimbursement or waiver                0.35%         0.53%      (0.39)%      (0.12)%      (0.94)%
 Portfolio Turnover Rate                                 143.67%       122.56%      113.55%      137.72%      100.10%

                                                     *    Annualized.
                                                     #    (before, or net of) reimbursement or waiver or redemption
                                                          fee proceeds.
                                                     (c)  International Fund commenced operations on January 3, 1994.
                                                     (d)  The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's
                                                          registration statement with the Securities and Exchange
                                                          Commission became effective on July 3, 1996. Financial
                                                          results prior to the effective date of the Fund's
                                                          registration statement are not presented in this Financial
                                                          Highlights Table.

                                           FINANCIAL HIGHLIGHTS


                  GLOBAL INCOME FUND                              RUSSIA FUND                  WORLDWIDE EMERGING MARKETS FUND
   1998       1997       1996       1995       1994       1998       1997      1996(d)      1998       1997       1996       1995
  ---------------------------------------------------------------------------------------------------------------------------------
   $10.58     $11.22     $10.75      $9.80     $10.95     $17.50     $11.24      $12.12     $10.18     $11.49     $10.70     $11.47
     0.90      1.04       1.01       0.96       0.46        0.15      (0.01)      (0.05)      0.12       0.01         --       0.08
   (0.07)     (0.50)      0.36       0.95      (1.16)     (14.70)      7.57       (0.51)     (3.08)     (1.32)      0.79      (0.76)
     0.83      0.54       1.37       1.91      (0.70)     (14.55)      7.56       (0.56)     (2.96)     (1.31)      0.79      (0.68)
   (0.87)     (0.91)     (0.86)     (0.96)     (0.45)      (0.07)        --          --      (0.09)        --         --      (0.08)
       --        --         --         --         --          --         --          --         --         --         --      (0.01)
   (0.18)     (0.27)     (0.04)        --         --       (0.24)     (1.30)      (0.32)        --         --         --         --
       --        --         --         --         --          --         --          --         --         --         --         --
   (1.05)     (1.18)     (0.90)     (0.96)     (0.45)      (0.31)     (1.30)      (0.32)     (0.09)        --         --      (0.09)
   $10.36     $10.58     $11.22     $10.75      $9.80      $2.64     $17.50      $11.24      $7.13     $10.18     $11.49     $10.70
  ---------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
    8.21%      5.00%     13.33%     20.10%    (6.52)%   (82.99)%     67.50%    (9.01)%*   (29.06)%   (11.40)%      7.38%    (5.93)%

  $36,407    $23,668    $29,110    $12,255    $10,351    $19,147   $137,873     $13,846    $65,323   $137,686   $254,673   $265,544
    1.89%     2.17%      2.33%      3.07%      1.80%       2.64%     2.89%#     5.07%*#      1.85%      1.82%      1.76%      1.88%
    1.50%     1.50%      1.50%      2.75%      1.50%       1.84%     1.85%#     2.65%*#      1.85%      1.82%      1.76%      1.88%
   10.99%     8.99%      9.49%      9.48%      4.18%       0.57%   (1.14)%#   (3.69)%*#      1.14%      0.09%    (0.01)%      0.70%
   11.38%     9.66%     10.32%      9.80%      4.48%       1.36%   (0.11)%#   (1.27)%*#      1.14%      0.09%    (0.01)%      0.70%
   45.25%   117.94%     71.83%    164.72%     10.20%      65.76%     66.84%     115.55%    107.19%    112.05%     86.26%     92.85%

  1994
               $13.96
                (0.01)
                (1.92)
                (1.93)
                   --
                   --
                (0.47)
                (0.09)
                (0.56)
               $11.47
-------------------------------
-------------------------------
               (13.81)%
             $288,581
                 1.65%
                 1.65%
               (0.06)%
               (0.06)%
                79.56%

                                    PRECIOUS METALS FUNDS

                                                                                    GOLDFUND

            PER SHARE OPERATING PERFORMANCE                 1998         1997          1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $3.24         $5.97        $6.24        $6.37        $6.90
 Net investment income (loss)                                  --             --         0.02           --         0.03
 Net realized and unrealized gain (loss) from
 investment operations                                      (0.21)         (2.52)        0.50        (0.12)       (0.53)
 Total income (loss) from investment operations             (0.21)         (2.52)        0.52        (0.12)       (0.50)
 Less distributions:
  Distributions from net investment income                     --          (0.21)       (0.79)       (0.01)       (0.03)
  Distributions in excess of net investment income             --             --           --           --           --
  Distributions from net realized gains                        --             --           --           --           --
  Distributions in excess of net realized gains                --             --           --           --           --
 Total distributions                                           --          (0.21)       (0.79)       (0.01)       (0.03)
 Net asset value, end of period                             $3.03          $3.24        $5.97        $6.24        $6.37
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                             (6.39)%       (42.98)%        7.84%      (1.89)%        7.28%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                    $50,841        $53,707     $109,287     $135,779     $159,435
 Ratio of expenses to average net assets, before
 reimbursement or waiver                                    1.74%          1.65%        1.60%        1.70%        1.54%
 Ratio of expenses to average net assets, net of
 reimbursement or waiver                                    1.74%          1.65%        1.60%        1.70%        1.54%
 Ratio of net investment income (loss) to average net
 assets, before reimbursement or waiver                     0.08%          0.17%      (0.32)%        0.07%        0.50%
 Ratio of net investment income (loss) to average net
 assets, net of reimbursement or waiver                     0.08%          0.17%      (0.32)%        0.07%        0.50%
 Portfolio Turnover Rate                                   28.93%         38.32%       31.04%       40.41%       23.77%

                                                     *    Annualized.
                                                     (e)  Six month period ended December 31, 1998. The Fund changed its fiscal year-end from June 30th to December 31st.
                                                     (f)  Fiscal year-end June 30th.

                                           FINANCIAL HIGHLIGHTS

                                  SILVER FUND
   1998(e)       1998(f)      1997(f)      1996(f)      1995(f)      1994(f)
    ----------------------------------------------------------------------
      $3.26         $3.95        $4.46        $4.00        $3.92        $3.52
      (0.01)        (0.02)       (0.04)       (0.03)      (0.03)       (0.02)
           )
      (0.52         (0.66)       (0.43)        0.51        0.11         0.42
      (0.53)        (0.68)       (0.47)        0.48        0.08         0.40
         --            --           --           --          --           --
         --         (0.01)       (0.04)       (0.02)
         --            --           --           --          --           --
         --            --           --           --          --           --
         --         (0.01)       (0.04)       (0.02)         --           --
      $2.73         $3.26        $3.95        $4.46        $4.00        $3.92
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
   (16.26)%      (17.32)%     (10.76)%       12.02%        2.04%       11.36%

    $25,560       $34,921      $42,035      $73,945      $65,517      $49,499
     2.37%*         1.90%        1.96%        1.73%        1.82%        1.84%
     2.37%*         1.90%        1.96%        1.73%        1.82%        1.84%
   (0.61)%*       (0.54)%      (0.78)%      (0.72)%      (0.83)%      (0.82)%
   (0.61)%*       (0.54)%      (0.78)%      (0.72)%      (0.83)%      (0.82)%
      5.68%        28.78%       18.76%       44.30%      44.22%        5.28%

                            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                                                                       GNMA INCOME FUND
    PER SHARE OPERATING PERFORMANCE          1998            1997            1996            1995            1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $8.40           $8.12           $8.19           $7.60           $8.32
 Net investment income (loss)                  0.48            0.51            0.53            0.58            0.55
 Net realized and unrealized gain (loss)
 from investment operations                    0.13            0.29           (0.08)           0.59           (0.72)
 Total income (loss) from investment
 operations                                    0.61            0.80            0.45            1.17           (0.17)
 Less distributions:
  Distributions from net investment
  income                                      (0.48)          (0.52)          (0.52)          (0.58)          (0.55)
  Distributions in excess of net
  investment income                              --              --              --              --              --
  Distributions from net realized gains          --              --              --              --              --
  Distributions in excess of net
  realized gains                                 --              --              --              --              --
 Total distributions                          (0.48)          (0.52)          (0.52)          (0.58)          (0.55)
 Net asset value, end of period               $8.53           $8.40           $8.12           $8.19           $7.60
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                 7.52%          10.20%           5.71%          15.91%         (2.07)%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)     $273,591        $158,071        $133,777        $130,681        $132,108
 Ratio of expenses to average net
 assets, before reimbursement or waiver       1.01%           1.01%           1.05%           1.01%           0.98%
 Ratio of expenses to average net
 assets, net of reimbursement or waiver       1.01%           1.01%           1.05%           1.01%           0.98%
 Ratio of net investment income (loss)
 to average net assets, before
 reimbursement or waiver                      5.85%           6.28%           6.56%           7.10%           6.90%
 Ratio of net investment income (loss)
 to average net assets, net of
 reimbursement or waiver                      5.85%           6.28%           6.56%           7.10%           6.90%
 Portfolio Turnover Rate                     54.47%         134.28%         128.76%          30.69%          37.15%

                                           FINANCIAL HIGHLIGHTS

                           MONEY MARKET TRUST
    1998          1997            1996            1995           1994
  ---------------------------------------------------------------------
     $1.00          $1.00           $1.00           $1.00         $1.00
    0.0455         0.0458          0.0441          0.0495        0.0330
        --             --              --              --            --
    0.0455         0.0458          0.0441          0.0495        0.0330
   (0.0455)       (0.0458)        (0.0441)        (0.0495)      (0.0330)
        --             --              --              --            --
        --             --              --              --            --
        --             --              --              --            --
   (0.0455)       (0.0458)        (0.0441)        (0.0495)      (0.0330)
     $1.00          $1.00           $1.00           $1.00         $1.00
  ---------------------------------------------------------------------
  ---------------------------------------------------------------------
     4.64%          4.68%           4.50%           5.06%         3.35%

   $87,488        $95,149         $97,526         $88,786      $111,805
     1.05%          1.04%           1.04%           1.08%         1.02%
     1.00%          1.00%           1.00%           1.00%         1.00%
     4.51%          4.55%           4.37%           4.87%         3.30%
     4.56%          4.58%           4.41%           4.95%         3.32%
        --             --              --              --            --

                 STATEMENT OF ADDITIONAL INFORMATION

                 The Statement of Additional Information (SAI) provides a more complete discussion about the Lexington Funds and is incorporated by reference, which means that it is considered a part of this prospectus.

                 ANNUAL AND SEMI-ANNUAL REPORTS

                 The annual and semi-annual reports to shareholders have more information about each Lexington Fund's investments, including a discussion about the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                 TRADEMARKS

                 Lexington(R) and Global Corporate Leaders(R) are registered trademarks of Lexington Management Corporation.

                 REVIEWING OR OBTAINING ADDITIONAL INFORMATION

                 You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by contacting a broker-dealer or other financial intermediaries that sell the Fund's shares or by writing or calling:

                      THE LEXINGTON FUNDS(R)
                      P.O. Box 1515
                      Park 80 West Plaza Two
                      Saddle Brook, New Jersey 07663
                      Attn: Shareholder Services

                      Tel: (800) 526-0056 or (201) 845-7300

                ----------------------------------------------------------------
                      www.lexingtonfunds.com
                                                         [LOGO]

                 You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., telephone 800-SEC-0330. You may also obtain this information by visiting the SEC's Worldwide Website at http://www.sec.gov.

                 Investment Company Act File No. 811-0865 (Growth and Income); 811-7413 (SmallCap); 811-5113 (Global Corporate Leaders); 811-8172 (International); 811-1838 (Worldwide); 811-7287 (Small
                 Cap Asia Growth); 811-7587 (Russia); 811-2401 (GNMA Income); 811-4675 (Global Income); 811-2701 (Money Market); 811-2881
                 (Goldfund); 811-4111 (Silver).

               LEXINGTON GNMA INCOME FUND, INC.

             STATEMENT OF ADDITIONAL INFORMATION


                         May 3, 1999

     This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the current prospectus of Lexington GNMA Income Fund (the "Fund"), dated May 3, 1999, and as it may be revised
from time to time.   To obtain a copy of the Fund's prospectus at no
charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:


     Shareholder Services Information:--          1-800-526-0056
     Institutional/Financial Adviser Services:--  1-800-367-9160
     24 Hour Account Information:--               1-800-526-0052

Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.


                      TABLE OF CONTENTS
                                                         Page
History of the Fund. . . . . . . . . . . . . . . . . . . .  1
Investment Strategies and Risks of the Fund. . . . . . . .  1
Investment Policies and Restrictions . . . . . . . . . . .  6
Portfolio Transactions and Turnover. . . . . . . . . . . .  7
Management of the Fund . . . . . . . . . . . . . . . . . .  8
Control Persons and Principal Holders of Securities. . . . 13
Investment Adviser, Administrator and Distributor. . . . . 13
Determination of Net Asset Value . . . . . . . . . . . . . 15
Telephone Exchange Provisions. . . . . . . . . . . . . . . 16
Tax Sheltered Retirement Plans . . . . . . . . . . . . . . 17
Capital Stock of the Fund. . . . . . . . . . . . . . . . . 18
Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . 19
Calculation of Performance Data. . . . . . . . . . . . . . 24
Custodian, Transfer Agent and Dividend Disbursing Agent. . 25
Counsel and Independent Auditors . . . . . . . . . . . . . 25
Financial Statement. . . . . . . . . . . . . . . . . . . . 26



History of the Fund
-------------------
     Lexington GNMA Income Fund, Inc. (the "Fund") is a corporation organized under the laws of the State of Maryland on August 15, 1973. The Fund is a diversified open-end management investment company.

Investment  Strategies and Risks of the Fund
--------------------------------------------
     GNMA Certificates are Government National Mortgage Association ("GNMA") mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration
(FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than
returned in a lump sum at maturity.   The Fund will purchase "modified pass
through" type GNMA Certificates, which entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), regardless of whether or not the mortgagor has made such payment. The Fund will use principal payments to purchase additional GNMA Certificates or other government guaranteed securities. The balance of the Fund's assets will be invested in other securities
issued or guaranteed by the U.S.  Government, including U.S.   Treasury
bills,  note or bonds.   The Fund may also invest in repurchase agreements
secured by such U.S. Government securities or GNMA Certificates.

     GNMA Certificates are created by an "issuer", which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FmHA, or VA insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling.
 Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included inthe pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30 year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5% which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     The Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

     The Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which it may otherwise invest.

     The Fund may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees payments of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities and other securities issued by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

     Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

     The Fund's investment portfolio may include repurchase agreements ("repos")with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. Under the Investment Company Act, repurchase agreements are considered to be loans by the Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk.

     Portfolio Hedging- The Fund may hedge against changes in financial markets and interest rates. The Fund may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If the Fund does not correctly predict a hedge, it may lose money. In addition, the Fund pays commissions and other costs in connection with hedging transactions.

     Repurchase Agreements - A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Under the Investment Company Act, repurchase agreements are considered to be loans by the Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may
incur disposition costs in liquidating the security.   The Fund intends to
limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk. Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. In addition if bankruptcy proceedings are commenced with respect to the seller, be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund.

     When-Issued and Delayed Delivery Transactions - GNMA Certificates may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The Settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

Investment Restrictions
-----------------------
     The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund will not :

     (1)   issue senior securities;

     (2)   borrow money;

     (3)   underwrite  securities of other issuers;

     (4) concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

     (5) purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

     (6) make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (7) purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

     (8) purchase any security on margin or effect a short sale of a security;

     (9) buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

     (10) contract to sell any security or evidence ofinterest therein, except to the extent that the same shall be owned by the Fund;

     (11) purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the LMC, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (12) invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

     (13) purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

     (14) purchase any security restricted as to disposition under Federal securities laws;

     (15) invest in interests in oil, gas or other mineral exploration or development programs; or (xvi) buy or sell puts, calls or other options.

In additional to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) invest in real estate limited partnership interests, oil, gas or mineral leases, as well as exploration or development programs; or

     (2) purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on the New York or American stock exchanges shall not exceed 2% of the Fund's net assets. Shares of the Fund will not be issued for consideration other than cash

The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

Portfolio Transactions and Turnover
-----------------------------------
     Portfolio securities are purchased directly from dealers acting as principal underwriters or market makers for GNMA certificates or government securities. Such transactions are usually conducted on a net basis and accordingly no brokerage commissions are paid by the Fund. The Fund may also execute transactions through broker-dealers on a commission basis.

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of brokers and dealers and the market in which a transaction is executed. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the person so commissions paid are "reasonable in the relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     For the fiscal years ended December 31, 1996, 1997 and 1998 the Fund paid brokerage commissions of $57,767, $40,646, and 34,516, respectively. The Fund's portfolio turnover rate for the fiscal years ending December 31, 1996, 1997 and 1998 were respectively, 128.76%, 134.28% and 54.47%.


Management of the Fund
----------------------
     The Fund's Directors and executive officers, their ages as of the Fund's most recent fiscal year-end, their principal occupations and former affiliations are set forth below:

 + S.M.S.  CHADHA  (61), DIRECTOR.  3/16 Shanti  Niketan,  New Delhi 21,  India.
   Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ ROBERT M.  DEMICHELE  (54),  PRESIDENT  AND CHAIRMAN.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.;
   Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
   National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden &Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

 + BEVERLEY C. DUER (69), DIRECTOR.  340 East 72nd Street,  New York, N.Y. 10021
   Private Investor.  Formerly Manager,  Operations Research Department,     CPC
   International Inc.

*+ BARBARA R. EVANS (38),DIRECTOR. 5 Fernwood Road, Summit, N.J. 07901.  Private
   Investor,   formerly,   Assistant  Vice  President  and  Securities  Analyst,
   Lexington Management Corporation.

*+ RICHARD M. HISEY (40), DIRECTOR and  VICE PRESIDENT.  P.O. Box 1515,   Saddle
   Brook, N.J. 07663. Managing Director, Chief Financial Officer and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc; Chief Financial Officer, Market Systems Research Advisers, Inc.; Executive Vice President, Chief Financial Officer and General Manager - Mutual Funds, Lexington Global Asset Managers, Inc.

*+ LAWRENCE  KANTOR (51),  VICE  PRESIDENT AND DIRECTOR.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Managing Director, Executive Vice President and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President, Lexington Global Asset Managers, Inc.,

 + JERARD F. MAHER (53), DIRECTOR.  300 Raritan  Center  Parkway,  Edison,  N.J.
   08818. General Counsel, Federal Business Center; Counsel, Ribis, Graham &Curtin.

 + ANDREW M.  MCCOSH (58),DIRECTOR. 12 Wyvern Park, Edinburgh EH92 JY, Scotland,
   U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland..

 + DONALD B. MILLER  (72), DIRECTOR.  10725 Quail Covey  Drive,  Boynton  Beach,
   Florida 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services.

 + JOHN G. PRESTON (66), DIRECTOR.  3 Woodfield Road,  Wellesley,  Massachusetts
   02181. Associate Professor of Finance, Boston College, Boston, Massachusetts.

 + ALLEN H. STOWE (61),DIRECTOR.  3674 Fifth and Ocean Avenues,  Normandy Beach,
   New Jersey 08739. President, Dartmouth Co-operative Society Co., Inc.

*+ DENIS P. JAMISON (51), VICE PRESIDENT AND PORTFOLIO MANAGER.  P.O. Box  1515,
   Saddle Brook, NJ 07663.    Senior Vice President,   Director of Fixed  Income
   Investment Strategy, Lexington Management Corporation.

*+ LISA CURCIO (39), VICE PRESIDENT AND SECRETARY.  P.O. Box 1515, Saddle Brook,
   N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+ RICHARD J. LAVERY,  CLU, CHFC (45),  VICE PRESIDENT.  P. O. Box 1515,  Saddle
   Brook, N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+ JANICE A. CARNICELLI (39), VICE PRESIDENT. P. O. Box 1515, Saddle Brook, N.J.
   07663.

*+ CHRISTIE CARR-WALDRON (31),TREASURER, P.O. Box 1515, Saddle Brook, N.J.07663.
   Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+ CATHERINE DIFALCO (29), ASSISTANT TREASURER. P.O. Box 1515, Saddle Brook, New
   Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+ SIOBHAN  GILFILLAN (35),  ASSISTANT  TREASURER.  P.O. Box 1515, Saddle Brook,
   N.J. 07663.

*+ JOAN K. LEDERER (32), ASSISTANT TREASURER.  P.O. Box 1515, Saddle Brook, N.J.
   07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+ SHERI MOSCA (35),  ASSISTANT  TREASURER.  P. O. Box 1515,  Saddle Brook, N.J.
   07663.

*+ PETER CORNIOTES (36), ASSISTANT SECRETARY. P. O. Box 1515, Saddle Brook, N.J.
   07663.  Vice  President  and  Assistant   Secretary,   Lexington   Management
   Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ ENRIQUE FAUST (38),  ASSISTANT  SECRETARY,  P.O. Box 1515, Saddle Brook, N.J.
   07663. Assistant Vice President, Lexington Management Corporation. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.


   * "Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.

  + Messrs. Chada, Corniotes, DeMichele, Duer, Faust, Hisey, Jamison, Kantor, Lavery, Maher, McCosh, Miller, Preston and Stowe, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan, Lederer and Mosca hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation or Lexington Funds Distributor, Inc.
      The Board of Directors met 5 times during the twelve months ended December 31, 1998, and each of the Directors attended at least 75% of those meetings.

REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

     Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves.

     Set forth below is information regarding compensation paid or accrued during the period January 1, 1998 to December 31, 1998 for each
Director:




--------------------------------------------------------------------------------
                            AGGREGATE       TOTAL COMPENSATION      NUMBER OF
      NAME OF DIRECTOR   COMPENSATION FROM      FROM FUND AND   DIRECTORSHIPS IN
                              FUND             FUND COMPLEX       FUND COMPLEX
--------------------------------------------------------------------------------
   S.M.S. Chadha             $1,712               $27,068              15
--------------------------------------------------------------------------------
   Robert M. DeMichele          0                    0                 16
--------------------------------------------------------------------------------
   Beverley C. Duer          $2,045               $35,518              16
--------------------------------------------------------------------------------
   Barbara R. Evans             0                    0                 15
--------------------------------------------------------------------------------
   Richard M. Hisey             0                    0                  7
--------------------------------------------------------------------------------
   Lawrence Kantor              0                    0                 15
--------------------------------------------------------------------------------
   Jerard F. Maher           $1,712               $30,518              16
--------------------------------------------------------------------------------
   Andrew M. McCosh          $1,712               $27,818              15
--------------------------------------------------------------------------------
   Donald B. Miller          $1,712               $27,818              15
--------------------------------------------------------------------------------
   Frances Olmsted*          $1,400               $16,800              N/A
--------------------------------------------------------------------------------
   John G. Preston           $1,712               $27,818              15
--------------------------------------------------------------------------------
   Margaret W. Russell*      $1,456               $23,228              N/A
--------------------------------------------------------------------------------
   Philip C. Smith*          $1,280               $19,200              N/A
--------------------------------------------------------------------------------
   Allen H. Stowe            $1,712               $12,340               8
--------------------------------------------------------------------------------
   Frances A. Sunderland*    $1,200               $16,800              N/A
--------------------------------------------------------------------------------
  *Retired


* Retired

RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (I.E., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1998, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller, Preston and Stowe are 3, 20, 3, 3, 24, 20 and 3, respectively.


                              HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS
                              ---------------------------------------------

                 $20,000         $25,000            $30,000              $35,000

    YEARS OF
     SERVICE               ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
     ------                ----------------------------------------
       15        $15,000         $18,750            $22,500              $26,250
       14         14,000          17,500             21,000               24,500
       13         13,000          16,250             19,500               22,750
       12         12,000          15,000             18,000               21,000
       11         11,000          13,750             16,500               19,250
       10         10,000          12,500             15,000               17,500





Control Persons and Principal Holders of Securities
---------------------------------------------------
     As of February 19, 1999, there are no persons known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of Lexington GNMA Income Fund, Inc.


Investment Adviser, Distributor and Administrator
-------------------------------------------------
     Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle
Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated February 9, 1982 (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated August 21, 1990 (the "Distribution Agreement"). LMC advises and makes recommendations to the Fund with respect to its investments and investment policies. These agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on November 30, 1998 and were last approved by the Board of Directors on November 30, 1998.

     Under the terms of the advisory agreement LMC also pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and directors of the Fund who are also employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent director's fees, and furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

     Pursuant to an investment advisory agreement the Fund pays LMC an investment advisory fee at the annual rate of 0.60% of its average daily net assets up to $150 million; 0.50% of such value in excess of $150 million up to $400 million; 0.45% of such value in excess of $400 million up to $800 million; and 0.40% of such value in excess of $800 million; after deduction of Fund expenses, if any, in excess of the expense limitations set forth below. The fee is computed on the basis of current net assets at the end of each business day and is payable at the end of each month.

     LMC must also reimburse the Fund to the extent that all of the Fund's other expenses (including the investment advisory fee) exclusive of interest and taxes exceed 1.5% of the Fund's net assets up to $30 million and 1% of the net assets in excess of $30 million during any fiscal year calculated by averaging such net assets daily. In the event that the Fund's expenses exceed such limitation at any month end, the investment advisory fee paid by the Fund for such month is reduced accordingly. In addition to the provisions of the advisory agreement, in order to comply with the securities regulations of certain states the adviser has agreed to remit to the Fund the amount that the ordinary business expenses of the Fund, including the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation exceed, for any fiscal year, 1.5% of the average net assets of the Fund.

      For the fiscal year ended December 31, 1996, the LMC earned $758,779 in investment advisory fees and LMC reimbursed the Fund $0 in expense reimbursements, for the fiscal year ended December 31, 1997, LMC earned $859,774 in investment advisory fees and LMC reimbursed the Fund $0 in expense reimbursements and for the fiscal year ended December 31, 1998, LMC earned $1,224,048 in investment advisory fees and LMC reimbursed the Fund $0 in expense reimbursements. LFD pays the advertising and sales expenses related to the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

     LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     The Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940, as amended.

     LMC serves as investment adviser to other investment companies (see "Exchange Privilege" in the Prospectus) as well as private and institutional investment clients. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent company (see below). These clients pay fees which LMC considers comparable to the fee levels for similarly served clients.

     LMC's accounts are managed independently with reference to applicable investment objectives and current security holdings, but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Fund transaction, the ability of the Fund to participate in combined transactions may generally produce better overall executions.

     LMC as owner of the registered service mark "Lexington" will sublicense to the Fund to include the word "Lexington" as part of its corporate name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment adviser or distributor.

     LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

     Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey and Kantor and Mmes. Carnicelli, Carr-Waldron, Curcio, Dubis, Gilfillan, Lederer and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.

     LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

Determination of Net Asset Value
--------------------------------
     The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Per share net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

     Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Fund's officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

Telephone Exchange Provisions
-----------------------------
     Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

     Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

     By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises. This selection also authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts. In acting on a request to exchange, LFD is authorized to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. The shareholder also agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent, and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and telephone redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. If the shareholder is an entity other than an individual, it may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty (30) days written notice to the address of record.

     Exchange Authorizations forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

     LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

     This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

Tax Sheltered Retirement Plans
------------------------------
     The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

     Individual Retirement Account (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts ("IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code"). Married investors filing a joint return (i) neither of whom is an active participant in an employer sponsored retirement plan, or (ii) for 1999 who have an adjusted gross income of $51,000 or less ($31,000 or less for single taxpayers) may each make a $2,000 annual deductible IRA contribution. For adjusted gross incomes over $51,000 ($31,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution.
Investors who are not able to deduct a full $2,000 IRA contribution because of the limitations may make a non-deductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on deductible or non-deductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted. The Disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

     Roth IRA: Individuals may make non-deductible contributions to their own Roth Individual Retirement Accounts ("Roth IRAs") under Section 408A of the Code. Generally, Roth IRAs are subject to many of the same rules as Traditional IRAs. Most important with a Roth IRA: there is no income tax on qualified withdrawals. In addition, unlike a Traditional IRA, there is no prohibition on making contributions to a Roth IRA after an individual reaches age 70 1/2, and there are no required minimum withdrawals beginning at that age. Total contributions to all of an individual's Traditional and Roth IRAs may not exceed $2,000 per year (other limitations may apply).
The $2,000 maximum contribution amount is reduced by any amounts contributed in the same year to a Traditional IRA or another Roth IRA. Married investors filing a joint return may not make a Roth IRA contribution for a year in which his or her joint adjusted gross income is $160,000 or greater (for unmarried investors, $110,000 or greater), and the amount allowed as a contribution is phased out ratably for married investors with an adjusted gross income of more than $150,000, but less than $160,000 (for unmarried investors, more than $95,000, but less than $110,000). Married investors filing separate returns may not contribute to a Roth IRA in a year in which his or her adjusted gross income is $10,000 or more (the allowed contribution amount is phased out ratably over the first $10,000 of this investor's adjusted gross income). The Disclosure statement required by the IRS is provided by the Fund upon opening a Roth IRA.

     The minimum initial investment to establish a tax-sheltered plan through the Fund is $250 for both Keogh Plans and IRA Plans. Subsequent investments are subject to a minimum of $50 for each account.

     Self-Employed Retirement Plan (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

     Corporate Pension and Profit Sharing Plans: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA Plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

Capital Stock of the Fund
-------------------------
     The Fund has one class of stock which has no preemptive rights.


Dividend Distribution and Reinvestment Policy
---------------------------------------------
     The Fund intends to pay monthly dividends from investment income, if earned and as declared by its Board of Directors. The Fund intends to declare or distribute a dividend from capital gain income, if any, in December in order to comply with the distribution requirements of the 1986 Tax Reform Act to avoid the imposition of a 4% excise tax. The Fund adopted a fiscal year ending on December 31.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies State Street Bank and Trust Company (the "Agent") in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent.

     Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares" in the Prospectus).

Tax Matters
-----------
     Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

     The Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

     If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1998, the Fund has capital loss carryforwards of $1,054,628 and $89,699, which expire in 2003 and 2006, respectively. Under Code Section 382, if the Fund has an "ownership change," the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service
(the "IRS")) in effect for any month in the 3-calendar-month period ending with the calendar month in which the ownership change occurs (the rate for May, 1999 is 4.82%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Certain transactions that may be engaged in by the Fund (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund' taxable year, at least 50% of the value of the Fund' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund' total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Corporation, the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Student Loan Marketing Association are treated as U.S. Government securities.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S.
trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

     In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Calculation
-----------------------
     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:


 P(l + T)n = ERV

 Where:   P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years (1, 5 or 10)
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The average annual standard total return for the one, five and ten year periods ending December 31, 1998 was 7.52%, 7.29% and 8.98%.

     In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


             a-b
YIELD = 2[(cd + 1)6-1]

Where:    a =  dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursement). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

     Under this formula, interest earned on debt obligations for the purposes of "a" above, is calculated by (l) computing the yield to maturity of each obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. For mortgage or other receivables backed security subject to regular paydowns (e.g. GNMA's), interest is calculated using the coupon rate and the outstanding participant amount for one monthly paydown. For these types of securities, interest income is also adjusted for the gain or loss or the monthly paydown. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in a Fund's portfolio.

     The Fund may also from time to time advertise its yield based on a 90-day period ended on the date of the most recent balance sheet included with the Funds' Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

     Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Custodian, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------
     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the S.E.C. and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

Counsel and Independent Auditors
--------------------------------
     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1999.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


                                                             STATED           PRINCIPAL          VALUE
COUPON                                                      MATURITY           AMOUNT          (NOTE 1)
----------------------------------------------------   -----------------   --------------   --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 93.1%
10.25% .............................................        8/2029          $  1,007,352     $  1,120,991
9.25 ...............................................        8/2029            2,296,5241        2,547,695
9.00 ...............................................    5/2020-11/2027           972,837        1,066,248
8.75 ...............................................   11/2017-10/2023         3,180,774        3,522,537
8.50 ...............................................    6/2022-1/2023          3,393,806        3,498,983
8.25 ...............................................    3/2001-10/2038        6,771,8061        7,407,651
8.20 ...............................................    4/2012-5/2017          6,965,803        7,617,328
8.15 ...............................................    12/2011-9/2015        10,185,955       11,115,844
8.125 ..............................................    3/2036-6/2039          9,073,158        9,602,043
8.125* .............................................        3/2036               290,842          302,202
8.10 ...............................................    6/2012-7/2012          1,773,859        1,932,071
8.00 ...............................................   10/2012-11/2038        42,084,313       44,006,519
8.00* ..............................................       11/2038               260,892          262,032
7.875 ..............................................    6/2021-7/2038          9,926,500       10,355,412
7.875* .............................................        6/2021               333,021          333,021
7.75 ...............................................    8/2014-1/2036          2,073,788        2,122,833
7.75* ..............................................        8/2014               158,575          158,673
7.70 ...............................................        8/2013               803,789          867,835
7.65 ...............................................    12/2012-4/2031         3,875,805        4,156,287
7.625 ..............................................        8/2032             1,536,699        1,643,776
7.50 ...............................................    4/2013-8/2027          4,779,482        4,973,588
7.25 ...............................................    5/2022-8/2022          2,330,322        2,481,793
7.20 ...............................................        6/2014             2,825,210        3,005,317
7.00 ...............................................    5/2026-7/2028        58,042,9521       59,510,160
6.875 ..............................................       12/2039                25,000           25,570
6.875* .............................................       12/2039               705,000          721,081
6.75 ...............................................    6/2013-11/2018         6,660,535        6,806,290
6.70 ...............................................    8/2014-12/2014           434,469          455,106
6.65 ...............................................    12/2013-2/2015         1,630,375        1,703,221
6.625 ..............................................       11/2028               461,631          473,024
6.55 ...............................................       11/2013                 5,382            5,594
6.50 ...............................................    2/2022-5/2040         30,965,501       31,295,129
6.50* ..............................................        5/2040             3,854,278        3,930,130
6.25 ...............................................    4/2026-4/2028          5,512,799        5,520,595
6.00 ...............................................    7/2028-10/2028        19,862,265       19,694,627
5.65 ...............................................        7/2029               476,300          426,883
                                                                                             ------------
TOTAL GNMA CERTIFICATES (cost $246,530,391).........                                          254,668,089
                                                                                             ------------


U.S. GOVERNMENT OBLIGATIONS: 8.2%
U.S. Treasury Bills, 4.25%, due 02/04/99 .................................................       500,000           497,993
U.S. Treasury Bills, 4.35%, due 06/10/99 .................................................     3,900,000         3,825,159
U.S. Treasury Bonds, 5.50%, due 02/28/03 .................................................     1,300,000         1,338,402
U.S. Treasury Notes, 5.625%, due 04/30/00 ................................................    10,150,000        10,273,221
U.S. Strip Principle, 0.00%, due 11/15/15 ................................................    16,250,000         6,455,963
                                                                                                              ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $22,453,504) .....................................                      22,390,738
                                                                                                              ------------
TOTAL INVESTMENTS: 101.3% (cost $268,983,895+)(Note 1) ...................................                     277,058,827
Liabilities in excess of other assets: (1.3%) ............................................                      (3,467,709)
                                                                                                              ------------
TOTAL NET ASSETS: 100.0% (equivalent to $8.53 per share on 32,069,991 shares outstanding).                    $273,591,118
                                                                                                              ============


* Construction loan securities issued on a when issued basis (Note 1).
1 Some or all of this security is segregated for construction loan securities
  (Note 1).
+ Aggregate cost for Federal income tax purposes is identical.



   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS
Investments, at value
   (cost $268,983,895) (Note1) ..................    $277,058,827
Cash ............................................          64,141
Receivable for shares sold ......................       1,001,960
Interest receivable .............................       1,590,174
                                                     ------------
Total Assets ....................................     279,715,102
                                                     ------------
LIABILITIES
Due to Lexington Management Corporation
   (Note 2) .....................................         126,382
Payable for investment securities purchased .....       5,642,199
Payable for shares redeemed .....................         104,894
Distributions payable ...........................         120,017
Accrued expenses ................................         130,492
                                                     ------------
Total Liabilities ...............................       6,123,984
                                                     ------------
NET ASSETS (equivalent to $8.53 per share on
   32,069,991 shares outstanding) (Note 3) ......    $273,591,118
                                                     ============
NET ASSETS consist of:
Capital stock-authorized 100,000,000
   shares, $.01 par value per share .............    $    320,700
Additional paid-in capital ......................     266,479,255
Distributions in excess of net investment
   income (Note 1) ..............................            (411)
Accumulated net realized loss on investments
   (Notes 1 and 5) ..............................      (1,283,358)
Unrealized appreciation of investments ..........       8,074,932
                                                     ------------
TOTAL NET ASSETS ................................    $273,591,118
                                                     ============


LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998


INVESTMENT INCOME
Interest income .........................                $14,716,974
EXPENSES
   Investment advisory fee (Note 2) .....  $1,224,048
   Transfer agent and shareholder
     servicing expenses (Note 2) ........     508,917
   Accounting expenses (Note 2) .........     156,645
   Printing and mailing expenses ........      70,067
   Registration fees ....................      47,609
   Professional fees ....................      35,709
   Custodian expenses ...................      26,633
   Computer processing fees .............      20,203
   Directors' fees and expenses .........      18,810
   Other expenses .......................      51,306
                                           ----------
    Total expenses ......................                  2,159,947
                                                         -----------
     Net investment income ..............                 12,557,027
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
   Net realized loss on investments .....                   (279,621)
   Net change in unrealized
     appreciation of investments ........                  3,469,352
                                                         -----------
     Net realized and
       unrealized gain ..................                  3,189,731
                                                         -----------
INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ........................                $15,746,758
                                                         ===========


  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                    1998               1997
                                              ----------------   ---------------
Net investment income .....................   $ 12,557,027        $  9,001,795
Net realized gain (loss) from
  investments .............................       (279,621)          2,716,315
Net change in unrealized appreciation
  of investments ..........................      3,469,352           2,258,584
                                              ------------        ------------
 Increase in net assets
   resulting from operations ..............     15,746,758          13,976,694
Distributions to shareholders from
  net investment income (Note 1) ..........    (12,506,951)         (9,107,074)
Increase in net assets from capital
  share transactions (Note 3) .............    112,280,539          19,424,028
                                              ------------        ------------
  Net increase in net assets ..............    115,520,346          24,293,648
NET ASSETS
  Beginning of period .....................    158,070,772         133,777,124
                                              ------------        ------------
 End of period (including
   distributions in excess of net
   investment income of $411, and
   undistributed net investment
   income of $404 in 1998 and
   1997, respectively) ....................   $273,591,118        $158,070,772
                                              ============        ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington GNMA Income Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:


INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund's management in good faith under the direction of the Fund's Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.


WHEN-ISSUED SECURITIES The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed-generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.


CONSTRUCTION LOAN SECURITIES The Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.


FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.


DISTRIBUTIONS Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with

LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.


USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.60% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% thereafter. No reimbursement was required for the year ended December 31, 1998.


The  Fund  reimburses  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $344,126, which are incurred by the Fund, but paid by LMC.


3. CAPITAL STOCK

Transactions in capital stock were as follows:

                                       Year ended
                                    December 31, 1998                   December 31, 1997
                            ---------------------------------   ----------------------------------
                                 Shares            Amount            Shares            Amount
                            ---------------   ---------------   ---------------   ----------------
Shares sold .............   19,566,899        $165,825,142       5,059,013        $41,657,370
Shares issued on
  reinvestment
  of dividends ..........    1,324,681          11,213,355         916,291          7,517,813
                            ----------        ------------       ---------        -----------
                            20,891,580         177,038,497       5,975,304         49,175,183
Shares redeemed .........   (7,639,373)        (64,757,958)     (3,624,917)       (29,751,155)
                            ----------        ------------      ----------        -----------
Net increase ............   13,252,207        $112,280,539       2,350,387        $19,424,028
                            ==========        ============      ==========        ===========

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $222,935,743 and $116,611,097, respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $8,252,793 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $177,861.

5. FEDERAL INCOME TAXES-CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards1 available for Federal income tax purposes as of December 31, 1998 are:


                $1,054,628 expiring in 2003; and,
                    89,699 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.


1Temporary  book-tax   differences  of  $139,031  are  the  result  of  deferred
post-October losses.

6. TAX INFORMATION (UNAUDITED)


The following tax information represents the designation of a tax benefit relating to year ended December 31, 1998:


The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

        U.S. Treasury.................................................. 8.82%
        Government National Mortgage Association.....................  90.58

LEXINGTON GNMA INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                                                                  Year ended December 31,
                                                     --------------------------------------------------------------------------
                                                          1998          1997           1996           1995            1994
                                                     ------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of period ...............  $  8.40       $   8.12       $    8.19      $    7.60       $    8.32
                                                      -------       --------       ---------      ---------       ----------
Income (loss) from investment operations:
 Net investment income .............................     0.48          0.51             0.53           0.58            0.55
 Net realized and unrealized gain (loss) on
 investments .......................................     0.13          0.29            (0.08)          0.59           (0.72)
                                                      -------       -------       ----------      ---------       ----------
Total income (loss) from investment
 operations ........................................     0.61          0.80             0.45           1.17           (0.17)
                                                      -------       -------       ----------      ---------       ----------
Less distributions:
 Distributions from net investment income ..........    (0.48)        (0.52)           (0.52)         (0.58)          (0.55)
                                                      -------       -------       ----------      ---------       ---------
Net asset value, end of period .....................  $  8.53       $  8.40       $     8.12      $    8.19       $    7.60
                                                      =======       =======       ==========      =========       =========
Total return .......................................     7.52%        10.20%           5.71%         15.91%          (2.07)%
Ratio to average net assets:
 Expenses ..........................................     1.01%         1.01%           1.05%          1.01%           0.98%
 Net investment income .............................     5.85%         6.28%           6.56%          7.10%           6.90%
Portfolio turnover rate ............................    54.47%       134.28%         128.76%         30.69%          37.15%
Net assets at end of period(000's omitted) .........  $273,591     $158,071         $133,777       $130,681        $132,108

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington GNMA Income Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington GNMA Income Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington GNMA Income Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                   KPMG LLP

New York, New York
February 19, 1999